File Nos. 33-62626
                                                                    811-7710

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               (X]

     Pre-Effective Amendment No.                                      [  ]

     Post-Effective Amendment No. 10                                  [X]

                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

     Amendment No. 10                                                 [X]

                      (Check appropriate box or boxes.)

                     DREYFUS ASSET ALLOCATION FUND, INC.
             (Exact Name of Registrant as Specified in Charter)


          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York          10166
          (Address of Principal Executive Offices)     (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.
                               200 Park Avenue
                          New York, New York 10166
                   (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
     ----

       X  on     September 1, 1997  pursuant to paragraph (b)
     ----

          60 days after filing pursuant to paragraph (a)(i)
     ----
          on     (date)      pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----

If appropriate, check the following box:

          this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----

     Registrant has registered an indefinite number of shares of its common stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended April 30, 1997 was filed on June 25, 1997.



                     DREYFUS ASSET ALLOCATION FUND, INC.

                Cross-Reference Sheet Pursuant to Rule 495(a)
Items in
Part A of
Form N-1A     Caption                                       Page
_________     _______                                       ____

  1           Cover Page                                     Cover

  2           Synopsis                                       3

  3           Condensed Financial Information                4

  4           General Description of Registrant              5,19

  5           Management of the Fund                         8

  5(a)        Management's Discussion of Fund's Performance  *

  6           Capital Stock and Other Securities             19

  7           Purchase of Securities Being Offered           10

  8           Redemption or Repurchase                       15

  9           Pending Legal Proceedings                      *

Items in
Part B of
Form N-1A
_________

  10          Cover Page                                     Cover

  11          Table of Contents                              Cover

  12          General Information and History                B-33

  13          Investment Objectives and Policies             B-2

  14          Management of the Fund                         B-17

  15          Control Persons and Principal                  B-17, B-21
              Holders of Securities

  16          Investment Advisory and Other                  B-B-22, B-23
              Services

_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.

                     DREYFUS ASSET ALLOCATION FUND, INC.
          Cross-Reference Sheet Pursuant to Rule 495(a) (continued)

Items in
Part B of
Form N-1A     Caption                                    Page
_________     _______                                    _____

  17          Brokerage Allocation                       B-32

  18          Capital Stock and Other Securities         B-33

  19          Purchase, Redemption and Pricing           B-23, B-24 and B-32
              of Securities Being Offered

  20          Tax Status                                 *

  21          Underwriters                               B-33

  22          Calculations of Performance Data           B-31

  23          Financial Statements                       B-43

Items in
Part C of
Form N-1A
_________

  24          Financial Statements and Exhibits          C-1

  25          Persons Controlled by or Under             C-3
              Common Control with Registrant

  26          Number of Holders of Securities            C-3

  27          Indemnification                            C-3

  28          Business and Other Connections of          C-4
              Investment Adviser

  29          Principal Underwriters                     C-9

  30          Location of Accounts and Records           C-12

  31          Management Services                        C-12

  32          Undertakings                               C-12

_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.



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PROSPECTUS                                                   SEPTEMBER 1, 1997

                    DREYFUS ASSET ALLOCATION FUND, INC.
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        DREYFUS ASSET ALLOCATION FUND, INC. (THE "FUND") IS AN OPEN-END,
NON-DIVERSIFIED MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. THE FUND'S INVESTMENT OBJECTIVE IS TO MAXIMIZE TOTAL RETURN, CONSISTING OF CAPITAL APPRECIATION AND CURRENT INCOME. THE FUND FOLLOWS AN INVESTMENT STRATEGY THAT ACTIVELY ALLOCATES THE FUND'S ASSETS AMONG EQUITY AND FIXED-INCOME SECURITIES AND SHORT-TERM MONEY MARKET INSTRUMENTS. IN ADDITION TO USUAL INVESTMENT PRACTICES, THE FUND MAY USE SPECULATIVE INVESTMENT TECHNIQUES SUCH AS SHORT-SELLING, BORROWING FOR INVESTMENT PURPOSES, AND FUTURES AND OPTIONS TRANSACTIONS.
        YOU CAN INVEST, REINVEST OR REDEEM SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY. YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING DREYFUS TELETRANSFER.
        THE DREYFUS CORPORATION PROFESSIONALLY MANAGES THE FUND'S PORTFOLIO. THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT
YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        THE STATEMENT OF ADDITIONAL INFORMATION, DATED SEPTEMBER 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
                              TABLE OF CONTENTS
                                                                        PAGE

ANNUAL FUND OPERATING EXPENSES....................                        3
CONDENSED FINANCIAL INFORMATION...................                        4
DESCRIPTION OF THE FUND...........................                        5
MANAGEMENT OF THE FUND............................                        8
HOW TO BUY SHARES.................................                       10
SHAREHOLDER SERVICES..............................                       12
HOW TO REDEEM SHARES .............................                       15
SHAREHOLDER SERVICES PLAN.........................                       17
DIVIDENDS, DISTRIBUTIONS AND TAXES................                       18
PERFORMANCE INFORMATION...........................                       19
GENERAL INFORMATION...............................                       19
APPENDIX..........................................                       21

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                    [This Page Intentionally Left Blank]
                                    Page 2

                        ANNUAL FUND OPERATING EXPENSES
               (as a percentage of average daily net assets)
        Management Fees.....................................                                              .75%
        Other Expenses......................................                                              .56%
        Total Fund Operating Expenses.......................                                             1.31%


EXAMPLE:
        You would pay the following expenses on a $1,000
        investment, assuming (1) 5% annual return and (2)
        redemption at the end of each time period:
        1 YEAR..............................................                                            $  13
        3 YEARS.............................................                                            $  42
        5 YEARS.............................................                                            $  72
        10 YEARS............................................                                             $158

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        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS
REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
------------------------------------------------------------------------------

        The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund, the payment of which will reduce investors' annual return. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Shares" and "Shareholder Services Plan."

                                    Page 3

                       CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
                             FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                              YEAR ENDED APRIL 30,
                                                                                 ______________________________________________
                                                                                   1994(1)    1995       1996       1997
                                                                                    _______    _______    _______    _______
PER SHARE DATA:
  Net asset value, beginning of year.........................                       $12.50     $12.49     $13.81      $13.49
                                                                                    _______    _______    _______    _______
  INVESTMENT OPERATIONS:
  Investment income-net .....................................                          .24        .39        .32         .33
  Net realized and unrealized gain (loss) on investments.....                         (.11)      1.35       1.70        1.83
                                                                                    _______    _______    _______    _______
  TOTAL FROM INVESTMENT OPERATIONS...........................                          .13       1.74       2.02        2.16
                                                                                    _______    _______    _______    _______
  DISTRIBUTIONS:
  Dividends from investment income-net.......................                         (.13)      (.37)      (.38)       (.34)
  Dividends from net realized gain on investments............                         (.01)      (.05)     (1.96)       (.63)
                                                                                    _______    _______    _______    _______
  TOTAL DISTRIBUTIONS........................................                         (.14)      (.42)     (2.34)       (.97)
                                                                                    _______    _______    _______    _______
  Net asset value, end of year...............................                       $12.49     $13.81     $13.49      $14.68
                                                                                    =======    =======    =======    =======
TOTAL INVESTMENT RETURN......................................                       .99%(2)     14.22%     15.67%      16.49%
RATIOS / SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets....................                       .16%(2)       .67%      1.25%       1.31%
  Ratio of net investment income to average net assets.......                      2.48%(2)      3.00%      2.16%       2.12%
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation....................                      1.58%(2)      1.27%       .27%         _
  Portfolio Turnover Rate....................................                           _      160.11%    370.06%     223.50%
  Average Commission Rate Paid (3)...........................                           _          _          _       $.0538
  Net Assets, end of year (000's omitted)....................                      $51,063    $56,639    $62,940     $60,856


(1) From July 1, 1993 (commencement of operations) through April 30, 1994.
(2) Not annualized.
(3) For fiscal years beginning May 1, 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

        Further information about the Fund's performance is contained in the Fund's annual report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
                                    Page 4

                               DEBT OUTSTANDING
                                                                                            YEAR ENDED APRIL 30, 1997(1)
                                                                                           _______________________________
PER SHARE DATA:
  Amount of debt outstanding at
  end of year (in thousands)....................................................                           _
  Average amount of debt outstanding
  throughout year (in thousands)(2).............................................                         $33
  Average number of shares outstanding
  throughout year (in thousands)(3).............................................                       4,130
  Average amount of debt per
  share throughout year.........................................................                        $.01


(1) From July 1, 1993 (commencement of operations) to April 30, 1996, the Fund had no outstanding debt.


(2) Based upon daily outstanding borrowings.


(3) Based upon month-end balances.

                             DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE
        The Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. It cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.
MANAGEMENT POLICIES
        The Fund seeks to achieve its investment objective by following an asset allocation strategy that contemplates shifts, which may be frequent, among equity and fixed-income securities and short-term money market instruments.
        The following table sets forth the asset classes, benchmark percentages and asset class strategy ranges within which The Dreyfus Corporation intends to manage the Fund's assets:

ASSET                                                                  BENCHMARK                 STRATEGY
CLASS                                                                  PERCENTAGE                 RANGE
______                                                                ___________               __________
Equity Securities                                                          55%                    40-80%
Fixed-Income Securities                                                    35%                    20-60%
Short-Term Money Market Instruments                                        10%                    0-40%

        "Benchmark percentage" represents the asset mix The Dreyfus Corporation expects to maintain when its assessment of economic conditions and investment opportunities indicate that the financial markets are fairly valued relative to each other. The asset class "strategy range" indicates ordinarily expected variations from this benchmark and reflects that The Dreyfus Corporation expects to make policy weight shifts within specific asset classes.
        The Dreyfus Corporation has broad latitude in selecting the class of investments and market sectors in which the Fund will invest. Under normal market conditions, The Dreyfus Corporation expects to adhere to the asset class strategy ranges set forth above; however, it reserves the right to vary the asset class mix and the percentage of securities invested in any asset class or market from the benchmark percentages and asset class strategy ranges set forth above as the risk/return characteristics of either markets or asset classes, as assessed by The Dreyfus Corporation, vary over time. The Fund will not be managed as a balanced portfolio. The asset allocation mix will be determined by The Dreyfus Corporation at any given time in light of its assessment of current economic conditions and investment opportunities. Some of the factors that The Dreyfus Corporation may consider in determining the asset allocation mix include the following: (1) level and direction of long-term interest rates versus short-term interest rates; (2) historical investment returns for each asset class in which the Fund can invest relative to the prevailing busi-
                                    Page 5

ness cycle; and (3) general economic conditions, such as current inflation, unemployment and capacity utilization figures, that could affect investments. The asset allocation mix selected will be a primary determinant of the Fund's investment performance. Under certain market conditions, limiting the Fund's asset allocation among these asset classes may inhibit its ability to achieve its investment objective.
        The equity securities in which the Fund may invest include, common stocks, preferred stocks and convertible securities of domestic and foreign issuers. The Fund is particularly alert to companies, both domestic and foreign, which it considers undervalued by the stock market in terms of current earnings, assets or overall growth prospects. The Fund may invest up to 25% of the value of its total assets in equity securities of foreign companies which are not publicly traded in the United States.

        The fixed-income securities in which the Fund may invest include U.S. dollar-denominated bonds, debentures, notes, mortgage-related securities, asset-backed securities, municipal obligations, warrants, convertible debt obligations and convertible preferred stocks. The issuers of these obligations may include domestic and foreign corporations, partnerships or trusts, and governments, their political subdivisions, agencies or municipalities, and corporations. The Fund may invest up to 30% of its total assets in fixed-income securities of foreign issuers, including securities of issuers whose principal activities are in, or which are governments of, emerging markets. The Fund is not subject to any limit on the percentage of its assets that may be invested in fixed-income securities having a certain rating. Thus, it is possible that a substantial portion of the Fund's assets may be invested in fixed-income securities that are unrated or rated in the lowest categories of the recognized rating services (i.e., securities rated C by Moody's Investors Service, Inc. ("Moody's") or D by Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff")). Low-rated and unrated securities have special risks relating to the ability of the Fund to receive timely, or perhaps ultimate, payment of principal and interest. They are considered to have speculative characteristics and to be of poor quality; some obligations in which the Fund may invest, such as debt securities rated D by S&P, Fitch and Duff, may be in default. The Fund intends to invest less than 35% of its assets in debt securities rated Ba or lower by Moody's and BB or lower by S&P, Fitch and Duff. See "Investment Considerations and Risks _ Fixed-Income Securities" and "_ Lower Rated Securities" below for a discussion of certain risks.

        The money market instruments in which the Fund may invest include U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix_Certain Portfolio Securities_Money Market Instruments." When The Dreyfus Corporation determines that adverse market conditions exist, the Fund may adopt a temporary defensive posture and invest without limitation in money market instruments.

        The Fund's annual portfolio turnover rate is not expected to exceed 250%. A turnover rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once in the course of a year. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short term gains realized from these transactions are taxable to shareholders as ordinary income. The Fund may engage in various investment techniques, such as foreign currency transactions, lending portfolio securities, short-selling, leveraging, interest rate swaps and options and futures transactions. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix_Investment Techniques" below and "Investment Objective and Management Policies_Management Policies" in the Statement of Additional Information.

                                    Page 6

INVESTMENT CONSIDERATIONS AND RISKS

GENERAL _ The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.

EQUITY SECURITIES _ Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

        The Fund may purchase securities of smaller capitalization companies, the pieces of which may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.


FIXED-INCOME SECURITIES _ Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by the Fund, such as those rated Baa or lower by Moody's and BBB or lower by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. Mortgage-related securities in which the Fund may invest are complex derivative instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile. See "Lower Rated Securities" and "Appendix _ Certain Portfolio Securities _ Mortgage-Related Securities and Ratings" below and "Appendix" in the Statement of Additional Information.

FOREIGN SECURITIES _ Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

        Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible: adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

        Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continued to have adverse effects on the economies and securities markets of certain of these countries.
                                    Page 7


        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. See "Appendix _ Investment Techniques _ Foreign Currency Transactions."


LOWER RATED SECURITIES _ The Fund may invest up to 35% of its net assets in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody's or BB by S&P, Fitch or Duff or as low as the lowest rating assigned by Moody's, S&P, Fitch or Duff (commonly known as junk bonds). They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. See "Appendix _ Certain Portfolio Securities_Ratings."


USE OF DERIVATIVES _ The Fund may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include options and futures, mortgage-related securities, asset-backed securities and interest rate swaps. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix_Investment Techniques_Use of Derivatives" below and "Investment Objective and Management Policies_Management Policies_Derivatives" in the Statement of Additional Information.

NON-DIVERSIFIED STATUS _ The classification of the Fund as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Because a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities. SIMULTANEOUS INVESTMENTS _ Investment decisions for the Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
                           MANAGEMENT OF THE FUND

INVESTMENT ADVISER _ The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of July 31, 1997, The Dreyfus Corporation managed or administered approximately $92 billion in assets for approximately 1.7 million investor accounts nationwide.

                                    Page 8


        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Maryland law. The Fund's primary portfolio manager is Kevin M. McClintock. He has held that position since May 1996, and has been employed by The Dreyfus Corporation since November 1995. From 1993 through October 1995, Mr. McClintock was Managing Director, Fixed Income Investments, for Aeltus Investment Management, Inc., a subsidiary of the Aetna Corporation. Prior thereto, he was employed in various capacities by Aetna Corporation and its subsidiaries, including head of Separate Account Portfolio Management for Aetna.The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $286 billion in assets as of June 30, 1997, including approximately $94 billion in proprietary mutual fund assets. As of June 30, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.306 trillion in assets, including approximately $63 billion in mutual fund assets.


        For the fiscal year ended April 30, 1997, the Fund paid The
Dreyfus Corporation a monthly management fee at the annual rate of .75 of 1% of the value of the Fund's average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.


        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the State ment of Additional Information.

        The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents in respect of these services.
DISTRIBUTOR _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc. TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671,
                                    Page 9

is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, is the Fund's Custodian.
                              HOW TO BUY SHARES

        Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution (collectively, "Service Agents"). Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.


        The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100, or $50 through Dreyfus-AUTOMATIC
 Asset BuilderRegistration Mark. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum for subsequent purchases.
Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. Subsequent investments in a spousal IRA must be at least $250. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The
Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50.
The Fund reserves the right to offer shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step
Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

     You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
                                    Page 10

        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA#8900118202/Dreyfus Asset Allocation Fund, Inc. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."
        Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other agent. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of Fund shares outstanding. The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. Certain securities may be valued by an independent pricing service approved by the Fund's Board and are valued at fair value as determined by the pricing service. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
        For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.
        The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will
                                    Page 11

pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS TELETRANSFER PRIVILEGE
        You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.
                               SHAREHOLDER SERVICES
FUND EXCHANGES
        You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, you should consult your Service Agent or call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.

        To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. The Telephone Exchange Privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561, or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) by calling 1-800-645-6561. If you are calling from overseas, call 516-794-5452. See "How to Redeem Shares _ Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.

                                    Page 12


        Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."

DREYFUS AUTO-EXCHANGE PRIVILEGE
        Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of certain other funds in the Dreyfus Family of Funds of which you a shareholder. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes."
DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark

        Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days
                                    Page 13

following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
        Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in the Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN
        Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, The Dreyfus Corporation, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS STEP PROGRAM
        Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time. Investors who wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."
DREYFUS DIVIDEND OPTIONS
        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which
                                    Page 14

do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject on redemption to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.
        For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
AUTOMATIC WITHDRAWAL PLAN
        The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
RETIREMENT PLANS
        The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
                              HOW TO REDEEM SHARES
GENERAL
        You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.

        The Fund imposes no charges when shares are redeemed. Service Agents may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.

        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR
                                    Page 15

MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
PROCEDURES

        You may redeem shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege, which is granted automatically unless you specifically refuse it by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. You also may redeem shares through the Wire Redemption Privilege or the Dreyfus TELETRANSFER Privilege, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. Other redemption procedures may be in effect for clients of certain Service Agents. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for the Wire Redemption, Telephone Redemption or Dreyfus TELETRANSFER Privilege.


        The Telephone Redemption Privilege or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate. REGULAR REDEMPTION _ Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-
                                    Page 16

9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

WIRE REDEMPTION PRIVILEGE _ You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.


TELEPHONE REDEMPTION PRIVILEGE_You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Telephone Redemption Privilege is granted automatically unless you refuse it.


DREYFUS TELETRANSFER PRIVILEGE _ You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.

        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.
                          SHAREHOLDER SERVICES PLAN
        The Fund has adopted a Shareholder Services Plan, pursuant to which it pays the Distributor for the provision of certain services to shareholders a fee at the annual rate of .25 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.
                                    Page 17

                      DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Fund ordinarily pays dividends from net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.

        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gain realized from the sale or other disposition of certain market discount bonds, paid by the Fund will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their shares and whether such distributions are received in cash or reinvested in Fund shares. Dividends and distributions may be subject to state and local taxes.

        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gain realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the
 Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.
        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

        A TIN is either the Social Security number, IRS individual taxpayer number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding
                                    Page 18

does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.


        Management of the Fund believes that the Fund has qualified for the fiscal year ended April 30, 1997 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a "regulated investment company" relieves the Fund of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

        You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                           PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return.

        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time the Fund has operated.

        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, Moody's Bond Survey Bond Index, Bond Buyer's 20-Bond Index, Wilshire 5000 Index and other industry publications.
                             GENERAL INFORMATION
        The Fund was incorporated under Maryland law on May 12, 1993, and commenced operations on July 1, 1993. The Fund is authorized to issue 300 million shares of Common Stock, par value $.001 per share. Each share has one vote.
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special
                                    Page 19

meeting of shareholders for purposes of removing a Board member from office or for any other purpose. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.
        The Transfer Agent maintains a record of your ownership and sends you confirmation and statements of account.

        Shareholder inquiries may be made to your Service Agent or by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call 1-718-895-1206; outside the U.S., call 516-794-5452.

                                    Page 20

                                   APPENDIX
INVESTMENT TECHNIQUES
FOREIGN CURRENCY TRANSACTIONS _ Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.
        Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Fund's success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

        Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

LEVERAGE _ Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging is limited to 331/3% of the value of the Fund's total assets. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.
        The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. Except for these transactions, the Fund's borrowings generally will be unsecured.
SHORT-SELLING _ In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

        Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

        The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.
                                    Page 21


USE OF DERIVATIVES _ The Fund may invest in, or enter into, the types of Derivatives enumerated under "Description of the Fund _ Investment Considerations and Risks _ Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.

        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.

        If the Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.


        Although the Fund will not be a commodity pool, certain Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such Derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses in such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

        The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put options contracts to the extent of 20% of the value of its net assets at the time such options contracts are written. When required by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.
LENDING PORTFOLIO SECURITIES _ The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331/3% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.
                                    Page 22


FORWARD COMMITMENTS _ The Fund may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Fund intends to engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Fund's exposure to changes in interest rates and will increase the volatility of its returns. A segregated account of the Fund consisting of permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments will be established and maintained at the Fund's custodian bank. At no time will the Fund have more than 331\3% of its assets committed to purchase securities on a forward commitment basis.

FORWARD ROLL TRANSACTIONS _ To enhance current income, the Fund may enter into forward roll transactions with respect to mortgage-related securities.
In a forward roll transaction, the Fund sells a mortgage-related security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. The securities that are purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories than those sold. During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale typically will be invested in short-term investments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will be expected to generate income for the Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the purchase price of those securities. A segregated account of the Fund consisting of cash, U.S. Government securities or other high quality liquid debt securities at least equal to the amount of the repurchase price (including accrued interest) will be established and maintained at the Fund's custodian bank. CERTAIN PORTFOLIO SECURITIES
CONVERTIBLE SECURITIES _ Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities. The Fund also may invest in convertible preferred stocks that offer enhanced yield features and higher dividend income than is available from an issuer's common stock.

MORTGAGE-RELATED SECURITIES _ Mortgage-related securities are a form of Derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may
                                    Page 23

include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), adjustable rate mortgages, real estate investment trusts ("REITs"), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The mortgage-related securities in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. Mortgage-related securities are subject to credit risks associated with the performance of the underlying mortgage properties. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties. In addition, these securities are subject to prepayment risk, although commercial mortgages typically have shorter maturities than residential mortgages and prepayment protection features. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities that may be purchased by the Fund, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Fund's mortgage-related securities to decrease broadly, the Fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase. For further discussion concerning the investment considerations involved, see "Description of the Fund _ Investment Considerations and Risks _
Fixed-Income Securities" and "Illiquid Securities" below.

ASSET-BACKED SECURITIES _ Asset-backed securities are a form of Derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.
                                    Page 24

        Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.
WARRANTS _ A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities. Included in such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange.
MUNICIPAL OBLIGATIONS _ Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. The Fund also may acquire call options on specific municipal obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.
        While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Fund investments. Dividends received by shareholders on Fund shares which are attributable to interest income received by the Fund from municipal obligations generally will be subject to Federal income tax. The Fund may invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Fund investments. The Fund currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.
AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITARY RECEIPTS _ Each of the Growth and Income Portfolio and Growth Portfolio may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe.
MONEY MARKET INSTRUMENTS _ The Fund may invest in the following types of money market instruments.
        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instru-
                                    Page 25

mentalities are supported by the full faith and credit of the U.S.
Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund _ Investment Considerations and Risks
_ Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A-by S&P, Fitch or Duff, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Fund.
ZERO COUPON SECURITIES _ The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices
                                    Page 26

of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.
ILLIQUID SECURITIES _ The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.
RATINGS _ Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate.
Securities rated BB by S&P, Fitch or Duff, are regarded as having predominately speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P or Fitch or DD by Duff are in default, and payment of interest and/or repayment of principal is in arrears. Such securities, though high yielding, are characterized by great risk. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.
        The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund's ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS
DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                    Page 27

Asset
Allocation
Fund, Inc.

Prospectus

Registration Mark

Copy Rights 1997 Dreyfus Service Corporation
                                          AAFp090197
                                    Page 28


              DREYFUS ASSET ALLOCATION FUND, INC.
                             PART B
             (STATEMENT OF ADDITIONAL INFORMATION)

                       SEPTEMBER 1, 1997


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Asset Allocation Fund, Inc. (the "Fund"), dated September 1, 1997, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11566-0144, or call the following numbers:


               Call Toll Free 1-800-645-6561
               In New York City -- Call 1-718-895-1206
               Outside the U.S. -- Call 516-794-5452

     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                       TABLE OF CONTENTS

                                                            Page

Investment Objective and Management Policies              B-2
Management of the Fund                                    B-17
Management Agreement                                      B-21
Purchase of Shares                                        B-23
Shareholder Services Plan                                 B-24
Redemption of Shares                                      B-24
Shareholder Services                                      B-26
Determination of Net Asset Value                          B-29
Dividends, Distributions and Taxes                        B-30
Portfolio Transactions                                    B-32
Performance Information                                   B-32
Information About the Fund                                B-33
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors                        B-33
Appendix                                                  B-35
Financial Statements                                      B-43
Report of Independent Auditors                            B-54

          INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Description of the Fund" and "Appendix."

Portfolio Securities

     Repurchase Agreements. The Fund's custodian or subcustodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund that enters into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

     Commercial Paper and Other Short-Term Corporate Obligations. These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Fund's Prospectus for other commercial paper issuers.

     Convertible Securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

     The Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), and higher dividend income than is available on a company's common stock. PERCS are preferred stock which generally feature a mandatory conversion date, as well as a capital appreciation limit that is usually expressed in terms of a stated price. The Fund also may invest in other classes of enhanced convertible securities, such as ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). These securities are company issued convertible preferred stock. Unlike PERCS, they do not have a capital appreciation limit. They are designed to provide the investor with high current income with some prospect of future capital appreciation, issued with three or four-year maturities, and typically have some built-in call protection. Investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity. Upon maturity they will convert mandatorily into either cash or a specified number of shares of common stock.

     Zero Coupon Securities. Zero coupon U.S. Treasury securities are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Receipts include "Treasury Receipts" ("TRs") "Treasury Investment Growth Receipts" ("TIGRs"), "Liquid Yield Option Notes" ("LYONs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TIGRs, LYONs and CATS are interests in private proprietary accounts while TRs are interests in accounts sponsored by the U.S. Treasury.

     Municipal Obligations. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

     Mortgage Related Securities--Mortgage-related securities are a form of Derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates.

Government-Agency Securities--Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Government-Related Securities--Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.

     Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Private Entity Securities--These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Fund or the price of the Fund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government agency and government-related securities because there are no direct or indirect government guarantees of payment.

Commercial Mortgage-Related Securities--Commercial mortgage related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are structured to provide protection to the senior classes investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.


     The Fund may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower category, than the senior mortgage-related securities issued in respect of the same pool of mortgage. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.


     The market for commercial mortgage-related securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-related securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties.


Collateralized Mortgage Obligations ("CMOs")--A CMO is a mulitclass bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities, or (e) any combination thereof. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity of final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more trances of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Fund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such a LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volative than fixed or floating rate tranches of CMOs.


     Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Fund's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.


Stripped Mortgage-Backed Securities--The Fund also may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.


Real Estate Investment Trusts--A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal Income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.


     REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value.
Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act").


Adjustable-Rate Mortgage Loans ("ARMs")--ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.


Other Mortgage-Related Security--Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     Foreign Government Obligations; Securities of Supranational Entities. The Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Manager to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

     Illiquid Securities. When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Fund will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, where a substantial market of qualified institutional buyers develops for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity during such period.

Management Policies

     The Fund may engage in the following investment practices in furtherance of its objective.

     Leverage. For borrowings for investment purposes, the Investment Company Act of 1940, as amended (the "1940 Act"), requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent the Fund enters into a reverse repurchase agreement, the Fund will maintain in a segregated custodial account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Fund.


     Short-Selling. Until the Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account, containing permissible liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or
(b) otherwise cover its short position.

     Derivatives. The Fund may invest in Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such Derivatives.
This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Futures Transactions--In General. The Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or, on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets.
For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

Specific Futures Transactions. The Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed-rate payments). The exchange commitments can involve payments to be made in the same currency or in different currencies. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

     The Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Options--In General. The Fund may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by the Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. The Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the -counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

     The Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

     The Fund may purchase cash-settled options on interest rate swaps, interest rate swaps denominated in foreign currency and equity index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

     Successful use by the Fund of options will be subject to the Manager's ability to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

     Future Developments. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

     Forward Commitments. Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

     Investment Company Securities. The Fund may invest in securities issued by other investment companies which principally invest in securities of the type in which the Fund invests. Under the 1940 Act, the Fund's total investments in such securities, subject to certain exceptions, currently are limited to (i) 3% of the total voting stock of any one investment company,
(ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

     Lending Portfolio Securities. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

Investment Considerations and Risks

     Lower Rated Securities. The Fund is permitted to invest in securities rated Ba by Moody's Investors Service, Inc. ("Moody's") or BB by Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Ratings Co. ("Duff" and with Moody's, S&P and Fitch, the "Rating Agencies") and as low as the lowest rating assigned by the Rating Agencies. Such securities, though higher yielding, are characterized by risk. See "Description of the Fund--Investment Considerations and Risks- -Lower Rated Securities" in the Prospectus for a discussion of certain risks and the "Appendix" for a general description of the Rating Agencies' ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

     Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations.
The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

     Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

     These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

     The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

     The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon securities and pay-in-kind bonds, in which the Fund may invest up to 5% of its total assets. Pay-in-kind bonds pay interest through the issuance of additional securities. Zero coupon securities and pay-in-kind bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

Investment Restrictions

     The Fund has adopted investment restrictions numbered 1 through 8 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 9 through 14 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The Fund may not:

     1. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     2. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

     3. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     4. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

     5. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     6. Invest more than 25% of the value of its assets in the securities of issuers in any single industry, provided that, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 1, 3, 10 and 11 may be deemed to give rise to a senior security.

     8. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     9. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     10. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     11. Purchase, sell or write puts, calls or combinations thereof, except as may be described in the Fund's Prospectus and this Statement of Additional Information.

     12. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

     13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

     14. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

     The Fund may invest, notwithstanding any other investment restriction (whether or not fundamental), all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                           MANAGEMENT OF THE FUND

     Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Fund

LUCY WILSON BENSON, Board Member. President of Benson and Associates, consultants to business and government. Mrs. Benson is a director of Communications Satellite Corporation, General RE Corporation and Logistics Management Institute. She is also a trustee of the Alfred P. Sloan Foundation, Vice Chairman of the Board of Trustees of Lafayette College, Vice Chairman of the Citizens Network for Foreign Affairs and a member of the Council on Foreign Relations. From 1980 to 1994, Mrs. Benson was a director of the Grumman Corporation. Mrs. Benson served as a consultant to the U.S. Department of State and to SRI International from 1980 to 1981. From 1977 to 1980, she was Under Secretary of State for Security Assistance, Science and Technology.
     She is 69 years old and her address is 46 Sunset Avenue, Amherst, Massachusetts 01002.


DAVID W. BURKE, Board Member.  Chairman of the Broadcasting Board of
     Governors, an independent board within the United States Information Agency, since August 1995. From August 1994 to February 1995, Mr. Burke was a Consultant to the Manager, and from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 60 years old and his address is 197 Eighth Street, Charleston, Massachusetts 02109.


JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He also is Chairman of the Board of the Noel Group, Inc., a venture capital company, and Staffing Resources, Inc., a temporary placement agency; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly Belding Heminway, Inc.), a button packager and distributor, and Curtis Industries, Inc., a national distributor of security products, chemicals and automotive and other hardware. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is 53 years old and his address is 200 Park Avenue, New York, New York 10166.


MARTIN D. FIFE, Board Member. Chairman of the Board of Magar, Inc., a company specializing in financial products and developing early stage companies. In addition, Mr. Fife is Chairman of the Board and Chief Executive Officer of Skysat Communications Network Corporation, a company developing telecommunications systems. Mr. Fife also serves on the boards of various other companies. Mr. Fife is 69 years old and his address is 405 Lexington Avenue, New York, New York 10174.


WHITNEY I. GERARD, Board Member.  Partner of the New York City law firm of
     Chadbourne & Parke. He is 62 years old and his address is 30 Rockefeller Plaza, New York, New York 10112.


ROBERT R. GLAUBER, Board Member.  Research Fellow, Center for Business and
     Government at the John F. Kennedy School of Government, Harvard University, since January 1992. Mr. Glauber was Under Secretary of the Treasury for Finance at the U.S. Treasury Department from May 1989 to January 1992. For more than 5 years prior thereto, he was a Professor of Finance at the Graduate School of Business Administration of Harvard University and, from 1985 to 1989, Chairman of its Advanced Management Program. He is also a director of Mid Ocean Reinsurance Co. Ltd. and Cooke Bieler, Inc., investment counselors. He is 57 years old and his address is 79 John F. Kennedy Street, Cambridge, Massachusetts 02138.


ARTHUR A. HARTMAN, Board Member.  Senior consultant with APCO Associates
     Inc. From 1981 to 1987, he was United States Ambassador to the former Soviet Union. He is a director of the ITT Hartford Insurance Group, Ford Meter Box Corporation and Lawter International and a member of the advisory councils of several other companies, research institutes and foundations. Ambassador Hartman is Chairman of the First NIS Regional Fund (ING/Barings Management). He is a former President of the Harvard Board of Overseers. He is 70 years old and his address is 1615 L Street, N.W., Washington, D.C. 20036.


GEORGE L. PERRY, Board Member.  An economist and Senior Fellow at the
     Brookings Institution since 1969. He is co-director of the Brookings Panel on Economic Activity and editor of its journal, The Brookings Papers. He is also a director of the State Farm Mutual Automobile Association, State Farm Life Insurance Company and Federal Realty Investment Trust. He is 62 years old and his address is 1775 Massachusetts Avenue, N.W., Washington, D.C. 20036.


PAUL D. WOLFOWITZ, Board Member.  Dean of The Paul H. Nitze School of
     Advanced International Studies at Johns Hopkins University. From 1989 to 1993, he was Under Secretary of Defense for Policy. From 1986 to 1989, he was the U.S. Ambassador to the Republic of Indonesia. From 1982 to 1986, he was Assistant Secretary of State for East Asian and Pacific Affairs of the Department of State. He is a director of Hasbro, Inc. He is 51 years old and his address is 1740 Massachusetts Avenue, N.W., Washington, D.C. 20036.

     For so long as the Fund plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half of the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended April 30, 1997, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the numbers of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1996, were as follows:


                                                 Total Compensation
                            Aggregate             from Fund and Fund
    Name of Board        Compensation from         Complex Paid to
      Member                  Fund*                 Board Members

Lucy Wilson Benson             $2,250               $ 69,018 (13)

David W. Burke                 $2,250               $232,699 (51)

Joseph S. DiMartino            $2,813               $517,075 (93)

Martin D. Fife                 $2,000               $ 54,167 (11)

Whitney I. Gerard              $2,250               $ 58,417 (11)

Robert R. Glauber              $2,250               $103,549 (20)

Arthur A. Hartman              $2,250               $ 58,167 (11)

George L. Perry                $2,250               $ 58,167 (11)

Paul D. Wolfowitz              $2,000               $ 48,046 (10)


______________________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $777 for all Board members as a group.

Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer and a director of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. She is 40 years old.


JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President and
     General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. He is 32 years old.


MARK A. KARPE, Vice President and Assistant Secretary. Senior Paralegal of the Distributor and an officer of other investment companies advised or administered by the Manager. Prior to September 1993, he was employed as an Associate Examiner at the National Association of Securities Dealers, Inc. He is 27 years old.


ELIZABETH A. KEELEY, Vice President and Assistant Secretary. Vice President of the Distributor and an officer of other investment companies advised or administered by the Manager. She has been employed by the Distributor since September 1995. She is 27 years old.


DOUGLAS C. CONROY, Vice President and Assistant Treasurer.  Supervisor of
     Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 28 years old.


RICHARD INGRAM, Vice President and Assistant Treasurer.  Senior Vice
     President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1995, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. He is 41 years old.


MARY A. NELSON, Vice President and Assistant Treasurer. Vice President and
     Manager of Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 33 years old.


MICHAEL S. PETRUCELLI, Vice President and Assistant Treasurer.  Director of
     Strategic Client Initiatives for Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From December 1989 through November 1996, he was employed by GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of GE Investment Services. He is 35 years old.

JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 34 years old.

     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

     The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on August 18, 1997.


     No person is known to the Fund to own more than 5% of its outstanding voting securities as of August 18, 1997.


                      MANAGEMENT AGREEMENT

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994 with the Fund, which is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by shareholders on August 4, 1994, and was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on August 7, 1997. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Manager.
The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


     The following persons are officers and/or directors of the Manager: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew
S. Wasser, Vice President-Information Systems; William V. Healy, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt and Frank V. Cahouet, directors.


     The Manager manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers are Timothy Ghriskey and Kevin McClintock. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders and any extraordinary expenses. In addition, Fund shares are subject to an annual service fee. See "Shareholder Services Plan."

     The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     As compensation for its services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .75 of 1% of the value of the Fund's average daily net assets. For the fiscal years ended April 30, 1995, 1996 and 1997, the management fees payable to the Manager amounted to $382,802, $469,019 and $451,732, respectively. The management fee for the period ended April 30, 1995 was waived by the Manager pursuant to an undertaking and the management fee for the fiscal year ended April 30, 1996 was reduced by $170,503 resulting in a net fee of $298,516 for fiscal 1996.

     The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.


                       PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually.
The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--Dreyfus TeleTransfer Privilege."

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year, provided the information on the old Account Application is still applicable.


                   SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."

     The Fund has adopted a Shareholder Services Plan, pursuant to which the Fund pays the Distributor for the provision of certain services to the Fund's shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain financial institutions, securities dealers and other financial industry professionals (collectively, "Service Agents") in respect to these services.

     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments of the Shareholder Services Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was last so approved by the Board at a meeting held on August 7, 1997. The Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.


     For the fiscal year ended April 30, 1997, the Fund was charged $150,577 pursuant to the Shareholder Services Plan.



                      REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                   Transfer Agent's
          Transmittal Code         Answer Back Sign

          144295                   144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--Dreyfus TeleTransfer Privilege."

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request.
Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's securities are valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                      SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

     Fund Exchanges. Shares of funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     To request an exchange, an investor must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touchr automated telephone system) from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

     To establish a retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in a retirement plan account, the shares exchanged must have a current value of at least $100.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of a Portfolio, shares of one of the other Portfolios of the Fund or shares of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as set forth under "Fund Exchanges" above. Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge and the applicable contingent deferred sales charge, if any, will be imposed upon redemption of such shares.

     Corporate Pension/Profit-Sharing and Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including an SEP-IRA, may request from the Distributor forms for adopting such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

     The investor should read the Prototype Retirement Plan and the appropriate form of Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     Valuation of Portfolio Securities. The Fund's securities, including covered call options written by the Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board. Expenses and fees of the Fund, including the management fee paid by the Fund and fees pursuant to the Fund's Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

     Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board, are valued at fair value as determined in good faith by the Board. The Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board members generally will take the following factors into consideration: restricted securities which are securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


               DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

     Management of the Fund believes the Fund qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for the fiscal year ended April 30, 1997. The Fund intends to continue to so qualify, as long as such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Fund from any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of his investment. Such a dividend or distribution would be a return on investment in an economic sense, although taxable as stated in the Prospectus under "Dividends, Distributions and Taxes." In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain and loss. However, a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward futures and option contracts and certain preferred stock) may be treated as ordinary income or loss under
Section 988 of the Code. In addition, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, any gain or loss realized by the Fund from certain futures and forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss characterized in the manner described above.

     Offsetting positions held by the Fund involving certain contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Sections 1256 and 988 of the Code. As such, all or a portion of any short-term or long-term capital gain from certain "straddle" transactions may be recharacterized to ordinary income. If the Fund were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the "straddle" and conversion transactions rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

     Recently enacted legislation added constructive sale provisions that may apply if the Fund enters into short sales, or futures, forwards, or offsetting notional principal contracts with respect to appreciated stock and certain debt obligations that it holds. In such event, the Fund will be taxed as if the appreciated property were sold at its fair market value on the date the Fund entered into such short sale or contract. Such legislation similarly may apply if the Fund has entered into a short sale, option, futures or forward contract, or other position with respect to property, that position has appreciated in value, and the Fund acquires that same or substantially identical property. In such event, the Fund will be taxed as if the appreciated position were sold at its fair market value on the date of such acquisition. Transactions that are identified hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.

     Investment by the Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company.
In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                     PORTFOLIO TRANSACTIONS

     The Manager supervises the placement of orders on behalf of the Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the Manager's best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement the Manager's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by the Manager and the fee of the Manager is not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to the Manager in serving both the Fund and other clients which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager in carrying out its obligation to the Fund. Brokers are also selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more clients the Manager might advise being engaged simultaneously in the purchase or sale of the same security. Certain transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Fund for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

     For the fiscal years ended April 30, 1995, 1996 and 1997, the Fund paid total brokerage commissions of $106,361, $500,390 and $241,623, respectively, none of which was paid to the Distributor. The Fund paid no gross spreads on principal transactions for the fiscal years ended April 30, 1995 and 1996. For the fiscal year ended April 30, 1997 the Fund paid $232,985 in concessions.


                    PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance
Information."

     The Fund's average annual total return for the 1 and 3.83 year periods ended April 30, 1997 was 16.49% and 12.20%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.


     The Fund's total return for the period July 1, 1993 (commencement of operations) through April 30, 1997 was 55.42%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

     Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, Money Magazine, Wilshire 5000 Index and other industry publications. From time to time, the Fund may compare its performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic or financial conditions, developments and/or events.

     From time to time, advertising materials for the Fund may refer to Morningstar ratings and related analyses supporting such ratings.


                   INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     The Fund sends annual and semi-annual financial statements to all its shareholders.


   TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                    AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the fiscal year ended April 30, 1997, the Fund paid the Transfer Agent $39,429.


     Mellon Bank, N.A. (the "Custodian"), the Manager's parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as custodian of the Fund's investments. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges. For the period May 10, 1996 (effective date of the custody agreement) through April 30, 1997, the Fund paid the Custodian $6,160.




     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.

                            APPENDIX


     Description of certain ratings assigned by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, L.P. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff"):

S&P

Bond Ratings

                              AAA

     Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                               AA

     Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                               A

     Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                              BBB

     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                       BB, B, CCC, CC, C

     Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                               BB

     Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

                               B

     Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                              CCC

     Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

                               CC

     The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

                               C

     The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating.

                               D

     Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

Commercial Paper Rating

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

Moody's Bond Ratings

                              Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                               Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                               A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                              Baa

     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                               Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                               B

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                              Caa

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                               Ca

     Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                               C

     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major ratings categories, except in the Aaa category and in categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                              AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                               AA

     Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                               A

     Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                              BBB

     Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                               BB

     Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                               B

     Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                              CCC

     Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                               CC

     Bonds rated CC are minimally protected. Default payment of interest and/or principal seems probable over time.

                               C

     Bonds rated C are in imminent default in payment of interest or principal.

                         DDD, DD and D

     Bonds rated DDD, DD and D are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months or the DDD, DD or D categories.

Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                              F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                              F-1

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.
                              F-2

     Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

Duff

                              AAA

     Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                               AA

     Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                               A

     Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                              BBB

     Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

                               BB

     Bonds rated BB are below investment grade but are deemed by Duff as likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

                               B

     Bonds rated B are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

                              CCC

     Bonds rated CCC are well below investment grade securities. Such bonds may be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic or industry conditions and/or with unfavorable company developments.

                               DD

     Defaulted debt obligations. Issuer has failed to meet scheduled principal and/or interest payments.

     Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating

     The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.


DREYFUS ASSET ALLOCATION FUND, INC.
STATEMENT OF INVESTMENTS                                                                              APRIL 30, 1997
                                                                                                  Principal
Bonds and Notes_21.4%                                                                               Amount          Value
                                                                                                _____________   _____________
     FINANCIAL_2.5%                  Evans Withycombe, Notes,
                                       7.50%, 2004..........................                     $     650,000     $  649,262
                                     Presidential Life, Sr. Notes,
                                       9.50%, 2000..........................                           850,000        871,250
                                                                                                                 _____________
                                                                                                                    1,520,512
                                                                                                                 _____________
     INDUSTRIAL_5.2%                 Emcor Group, Notes,
                                       11%, 2001............................                           625,197        644,735
                                     Fairchild, Sub. Deb.,
                                       12%, 2001............................                         2,000,000      2,020,000
                                     Philip Morris Cos., Notes,
                                       6.95%, 2006..........................                           500,000        500,838
                                                                                                                 _____________
                                                                                                                   3,165,573
                                                                                                                 _____________
     UTILITIES_1.9%                  Indiantown Cogeneration, L.P.,
                                       9.77%, 2020..........................                         1,000,000      1,130,539
                                                                                                                 _____________
     FOREIGN GOVERNMENT_.7%          Poland, Bonds,
                                       4%, 2014.............................                           500,000       408,125
                                                                                                                 _____________
     OTHER_4.1%                      Asset Securitization Corporation,
                                       Ser. 1996-D3, Cl. A4, 7.821%, 10/13/2026                      1,000,000      1,022,656
                                     DLJ Mortgage Acceptance Corporation,
                                       Asset Backed Ctfs.,
                                       Ser. 1996-CF2, Cl. B1, 7.53%, 11/21/2021                        500,000       494,375
                                     GMAC Commercial Mortgage Securities,
                                       Asset Backed Ctfs.,
                                       Ser. 1996-C1, Cl. E, 7.86%, 10/15/2006                        1,000,000       984,063
                                                                                                                 _____________
                                                                                                                    2,501,094
                                                                                                                 _____________
    U.S. GOVERNMENT
     AND AGENCIES_7.0%               Federal National Mortgage Association,
                                       9%, 8/1/2026.........................                           836,228        876,726
                                     U.S. Treasury Notes:
                                       6.625%, 7/31/2001....................                         1,750,000      1,755,195
                                       6.25%, 1/31/2002.....................                           375,000        370,254
                                       7.875%, 11/15/2004...................                           620,000        662,237
                                       6.50%, 10/15/2006....................                           625,000        614,893
                                                                                                                 _____________
                                                                                                                    4,279,305
                                                                                                                 _____________
                                     TOTAL BONDS AND NOTES
                                       (cost $13,029,256)...................                                      $13,005,148
                                                                                                                 =============

COMMON STOCKS_76.8%                                                                                   SHARES
                                                                                                   _____________
     CONSUMER DURABLES_1.4%          General Motors.........................                            15,000    $  868,125
                                                                                                                 _____________
     CONSUMER NON-DURABLES_8.2%      First Brands...........................                            30,300        768,863
                                     Fruit of the Loom, Cl. A...............                            22,000 (a)    792,000
                                     Kimberly-Clark.........................                            17,000        871,250
                                     NIKE, Cl. B............................                            17,000        956,250

DREYFUS ASSET ALLOCATION FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      APRIL 30, 1997
COMMON STOCKS (CONTINUED)                                                                             SHARES        VALUE
                                                                                                   ___________     _________
         CONSUMER
     NON-DURABLES (CONTINUED)        Philip Morris Cos......................                            20,400    $   803,250
                                     Warnaco Group, Cl. A...................                            29,000        826,500
                                                                                                                    _________
                                                                                                                    5,018,113
                                                                                                                    _________
     CONSUMER SERVICES_1.6%          La Quinta Inns........................                             43,500        951,563
                                                                                                                    _________
     ELECTRONIC TECHNOLOGY_10.7%     Amdahl.................................                            70,000 (a)    599,375
                                     Cabletron Systems......................                            21,800 (a)    752,100
                                     Compaq Computer........................                            12,000 (a)  1,024,500
                                     Intel..................................                             6,600      1,010,625
                                     International Business Machines........                             5,300        851,975
                                     Lockheed Martin........................                             9,700        868,150
                                     Novell.................................                           105,000 (a)    794,063
                                     Storage Technology.....................                            17,000 (a)    597,125
                                                                                                                    _________
                                                                                                                    6,497,913
                                                                                                                    _________
     ENERGY MINERALS_4.4%            Mobil..................................                             7,000        910,000
                                     Phillips Petroleum.....................                            19,800        779,625
                                     Tosco..................................                            33,300        986,512
                                                                                                                    _________
                                                                                                                    2,676,137
                                                                                                                    _________

     FINANCE_11.3%                   Allstate...............................                            14,500        949,750
                                     BankAmerica............................                             8,800      1,028,500
                                     Chase Manhattan........................                             9,300        861,413
                                     Equitable Cos..........................                            31,700        927,225
                                     Great Western Financial................                            29,000      1,218,000
                                     NationsBank............................                            14,800        893,550
                                     Travelers Group........................                            17,500        969,062
                                                                                                                   __________
                                                                                                                    6,847,500
                                                                                                                   __________
     HEALTH SERVICES_3.0%            Allegiance.............................                            36,320        803,580
                                     McKesson...............................                            14,400      1,042,200
                                                                                                                   __________
                                                                                                                    1,845,780
                                                                                                                   __________
     HEALTH TECHNOLOGY_1.6%          Forest Labs............................                            27,500 (a)    938,438
                                                                                                                   __________
     INDUSTRIAL SERVICES_1.5%        Cooper Cameron.........................                            12,300 (a)    876,375
                                                                                                                   __________
     NON-ENERGY MINERALS_3.0%        Aluminum Co. of America................                            12,800        894,400
                                     Lone Star Industries...................                            23,700        936,150
                                                                                                                   __________
                                                                                                                    1,830,550
                                                                                                                   __________
     PROCESS INDUSTRIES_7.5%         Ciba Specialty Chemicals...............                            10,600        915,471
                                     Olin...................................                            22,100        908,862
                                     Owens-Illinois.........................                            35,500 (a)    958,500
                                     Premark International..................                            35,000        857,500
                                     Temple-Inland..........................                            16,700        926,850
                                                                                                                   __________
                                                                                                                    4,567,183
                                                                                                                   __________

DREYFUS ASSET ALLOCATION FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        APRIL 30, 1997
COMMON STOCKS (CONTINUED)                                                                              SHARES         VALUE
                                                                                                      ________      _________
     PRODUCER MANUFACTURING_7.2%     General Signal.........................                            19,600    $   769,300
                                     Ingersoll-Rand.........................                            19,000        933,375
                                     Masco..................................                            24,100        909,775
                                     Raychem................................                            13,300        857,850
                                     Xerox..................................                            15,200        934,800
                                                                                                                    _________
                                                                                                                    4,405,100
                                                                                                                    _________
     RETAIL TRADE_1.6%               Pier 1 Imports.........................                            49,700        981,575
                                                                                                                    _________
     TRANSPORTATION_6.7%             Airborne Freight.......................                            32,900      1,155,613
                                     CNF Transportation.....................                            29,400        874,650
                                     CSX....................................                            17,600        820,600
                                     Hertz, Cl. A...........................                             5,300 (a)    153,700
                                     Yellow.................................                            54,600 (a)  1,051,050
                                                                                                                    _________
                                                                                                                    4,055,613
                                                                                                                    _________
     UTILITIES_7.1%                  Coastal................................                            18,000        855,000
                                     El Paso Natural Gas....................                            16,600        964,875
                                     Hong Kong Telecom, A.D.R...............                            47,000        804,875
                                     NorAm Energy...........................                            57,900        846,787
                                     Tenaga Nasional Berhad.................                           190,000        878,332
                                                                                                                    _________
                                                                                                                    4,349,869
                                                                                                                    _________
                                     TOTAL COMMON STOCKS
                                       (cost $41,616,342)...................                                      $46,709,834
                                                                                                                  ===========
CONVERTIBLE PREFERRED STOCKS_1.7%
     ENERGY;                          Petroleo Brasiliero
                                       (cost $872,479)......................                             5,000   $  1,050,973
                                                                                                                 ============
                                                                                                  PRINCIPAL
SHORT-TERM INVESTMENTS_5.3%                                                                         AMOUNT          VALUE
                                                                                                  ___________     ___________
     U.S. TREASURY BILLS:            5.25%, 5/29/97                                                $  25,000 (b)  $    24,906
                                     5.14%, 7/24/97.........................                       2,128,000        2,102,890
                                     5.13%, 8/7/97..........................                       1,115,000        1,099,412
                                                                                                                   __________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $3,226,709)....................                                      $ 3,227,208
                                                                                                                  ===========
TOTAL INVESTMENTS (cost $58,744,786)........................................                          105.2%      $63,993,163
                                                                                                      ======      ===========
LIABILITIES, LESS CASH AND RECEIVABLES......................................                          (5.2%)     $ (3,137,437)
                                                                                                      ======     ============
NET ASSETS..................................................................                          100.0%      $60,855,726
                                                                                                      ======      ===========

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b) Held by custodian in a segregated account as collateral for open futures position.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS ASSET ALLOCATION FUND, INC.
STATEMENT OF FINANCIAL FUTURES                                                        APRIL 30, 1997
                                                                         MARKET VALUE                        UNREALIZED
                                                                           COVERED                         (DEPRECIATION)
FINANCIAL FUTURES PURCHASED:                              CONTRACTS      BY CONTRACTS      EXPIRATION       AT 4/30/97
______________                                            _________    _____________      _____________    _____________
U.S. Treasury 10 Year Note...................                 6            $641,813         June '97           ($375)
                                                                                                             ========

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS ASSET ALLOCATION FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                    APRIL 30, 1997
                                                                                                COST               VALUE
                                                                                            _____________       _____________
ASSETS:                          Investments in securities_See Statement of Investments      $58,744,786          $63,993,163
                                 Cash.......................................                                          255,341
                                 Receivable for investment securities sold..                                        1,483,257
                                 Dividends and interest receivable..........                                          236,005
                                 Net unrealized appreciation on forward
                                   currency exchange contracts_Note 4(a)....                                            1,412
                                 Receivable for shares of Common Stock subscribed                                         166
                                 Prepaid expenses...........................                                           22,573
                                                                                                                   ___________
                                                                                                                   65,991,917
                                                                                                                   ___________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         40,091
                                 Due to Distributor.........................                                           12,348
                                 Payable for investment securities purchased                                        3,575,977
                                 Payable for shares of Common Stock redeemed                                        1,453,548
                                 Payable for futures variation margin_Note 4(a)                                         2,250
                                 Accrued expenses...........................                                           51,977
                                                                                                                   ___________
                                                                                                                    5,136,191
                                                                                                                   ___________
NET ASSETS..................................................................                                      $60,855,726
                                                                                                                 ============
REPRESENTED BY:                  Paid-in capital............................                                      $51,750,727
                                 Accumulated undistributed investment income_net                                      272,209
                                 Accumulated net realized gain (loss) on investments                                3,583,419
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments  and foreign currency transactions
                                     [including ($375) net unrealized depreciation
                                     on financial futures]..................                                        5,249,371
                                                                                                                   ___________
NET ASSETS..................................................................                                      $60,855,726
                                                                                                                 ============
SHARES OUTSTANDING
(100 MILLION OF $.001 PAR VALUE SHARES COMMON STOCK AUTHORIZED).............                                        4,144,421
NET ASSET VALUE, offering and redemption price per share....................                                           $14.68
                                                                                                                      =======

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS ASSET ALLOCATION FUND, INC.
STATEMENT OF OPERATIONS                                                                              YEAR ENDED APRIL 30, 1997
INVESTMENT INCOME
INCOME:                          Interest...................................                        $1,386,351
                                 Cash dividends (net of $6,969 foreign taxes
                                     withheld at source)....................                           683,903
                                                                                                   ____________
                                       TOTAL INCOME.........................                                       $2,070,254
EXPENSES:                        Management fee_Note 3(a)..................                           451,732
                                 Shareholder servicing costs_Note 3(b)......                          206,842
                                 Professional fees..........................                           45,885
                                 Directors' fees and expenses_Note 3(c).....                           21,498
                                 Registration fees..........................                           17,339
                                 Prospectus and shareholders' reports.......                           16,649
                                 Custodian fees_Note 3(b)...................                            6,160
                                 Interest_Note 2............................                            1,890
                                 Loan commitment fees_Note 2................                              495
                                 Miscellaneous..............................                           23,435
                                                                                                   ____________
                                       TOTAL EXPENSES.......................                                          791,925
                                                                                                                  ____________
INVESTMENT INCOME_NET......................................................                                         1,278,329
                                                                                                                  ____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments and
                                     foreign currency transactions..........                        $3,569,322
                                 Net realized gain (loss) on forward currency
                                     exchange contracts.....................                           42,007
                                 Net realized gain (loss) on financial futures
                                     Short transactions.....................                           (8,381)
                                                                                                   ____________
                                       NET REALIZED GAIN (LOSS).............                                        3,602,948
                                 Net unrealized appreciation (depreciation) on investments
                                     and  foreign currency transactions [including ($375)
                                     net unrealized (depreciation) on financial futures]                             4,067,820
                                                                                                                  ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        7,670,768
                                                                                                                  ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $8,949,097
                                                                                                                  ============



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS ASSET ALLOCATION FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                         YEAR ENDED             YEAR ENDED
                                                                                       APRIL 30, 1997         APRIL 30, 1996
                                                                                     _________________        ______________
OPERATIONS:
    Investment income_net.................................................             $   1,278,329           $   1,351,034
    Net realized gain (loss) on investments................................                3,602,948              10,919,611
    Net unrealized appreciation (depreciation) on investments..............                4,067,820              (3,331,125)
                                                                                     _________________        ______________
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......                8,949,097                8,939,520
                                                                                     _________________        ______________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net.................................................               (1,364,500)              (1,572,884)
    Net realized gain on investments.......................................              (2,536,364)              (8,104,494)
                                                                                     _________________        ______________
      TOTAL DIVIDENDS......................................................              (3,900,864)              (9,677,378)
                                                                                     _________________        ______________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold..........................................               37,388,539               21,004,054
    Dividends reinvested...................................................                3,751,463                9,365,253
    Cost of shares redeemed................................................             (48,272,464)             (23,330,934)
                                                                                     _________________        ______________
      INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS....              (7,132,462)                7,038,373
                                                                                     _________________        ______________
          TOTAL INCREASE (DECREASE) IN NET ASSETS..........................              (2,084,229)                6,300,515
NET ASSETS:
    Beginning of Period....................................................               62,939,955               56,639,440
                                                                                     _________________        ______________
    End of Period..........................................................             $ 60,855,726             $ 62,939,955
                                                                                     ================        ================
UNDISTRIBUTED INVESTMENT INCOME_NET........................................           $      272,209           $      358,380
                                                                                     _________________        ______________

                                                                                           SHARES                  SHARES
                                                                                     _________________        ______________
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................................................                2,577,794                1,464,307
    Shares issued for dividends reinvested.................................                  272,042                  737,421
    Shares redeemed........................................................              (3,370,046)              (1,638,061)
                                                                                     _________________        ______________
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING........................                (520,210)                 563,667
                                                                                     ================        ================



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS ASSET ALLOCATION FUND, INC.
FINANCIAL HIGHLIGHTS
    Reference is made to page 4 of the Fund's Prospectus dated
September 1, 1997.

DREYFUS ASSET ALLOCATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Asset Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    On August 21, 1996, the Dreyfus Total Return Portfolio began operating under the name "Dreyfus Asset Allocation Fund, Inc." Also on August 21, 1996, the Fund's Dreyfus Income Portfolio and Dreyfus Growth Portfolio were merged into Dreyfus Lifetime Portfolios, Inc. Income Portfolio and Growth Portfolio, respectively.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS ASSET ALLOCATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. At April 30, 1997, there were no outstanding borrowings under the Facility.
    The average daily amount of borrowings outstanding during the period ended April 30, 1997 was approximately $33,000, with a related weighted average annualized interest rate of 5.75%. The maximum amount borrowed at any time during the period ended April 30, 1997 was $1.5 million.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution, or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1997, the Fund was charged $150,577 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $39,429 during the period ended April 30, 1997.
    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period ended April 30, 1997, $6,160 was charged by Mellon pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, forward currency exchange contracts and financial futures, during the period ended April 30, 1997 amounted to $130,510,152 and $132,945,494, respectively.
    The following summarizes open forward currency exchange contracts at April 30, 1997:

                                                           FOREIGN
                                                           CURRENCY                                        UNREALIZED
FORWARD CURRENCY CONTRACTS                                 AMOUNTS         PROCEEDS          VALUE        APPRECIATION
______________                                          ___________        _________        ______       _______________
SALES:
___
    Swiss Francs, expiring 6/16/97...........           1,040,301         $712,340          $710,928         $1,412
                                                                                                            ========

    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of
DREYFUS ASSET ALLOCATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (See Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 1997, and their related unrealized depreciation are set forth in the Statement of Financial Futures.
    (B) At April 30, 1997, accumulated net unrealized appreciation on investments, forward currency exchange contracts and financial futures was $5,249,414, consisting of $6,274,099 gross unrealized appreciation and $1,024,685 gross unrealized depreciation.
    At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS ASSET ALLOCATION FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS ASSET ALLOCATION FUND, INC.
    We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Asset Allocation Fund, Inc., as of April 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held as of April 30, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Asset Allocation Fund, Inc. at April 30, 1997, and the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]
New York, New York
May 29, 1997



                     DREYFUS ASSET ALLOCATION FUND, INC.

                          PART C. OTHER INFORMATION
                          _________________________


Item 24.  Financial Statements and Exhibits. - List
_______   _________________________________________

     (a)  Financial Statements:

               Included in Part A of the Registration Statement

               Condensed Financial Information for the period from July 1, 1993 (commencement of operations) to April 30, 1994 and for each of the three years in the period ended April 30, 1997.

               Included in Part B of the Registration Statement:

                    Statement of Investments-- April 30, 1997.


                    Statement of Financial Future--April 30, 1997.


                    Statement of Assets and Liabilities-- April 30, 1997.


                    Statement of Operations--year ended April 30, 1997.


                    Statement of Changes in Net Assets--for each of the two years in the period ended April 30, 1997.

                    Notes to Financial Statements.

                    Report of Ernst & Young LLP, Independent Auditors, dated May 29, 1997.





All Schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.  Financial Statements and Exhibits. - List (continued)
_______   _____________________________________________________

(b)       Exhibits:

(1) Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Pre-Effective Amendment No. to the Registration Statement on Form N-1A, filed on June 28, 1993, and Exhibit (1)(b) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on August 25, 1994.

(2) Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on June 28, 1993.

(4) Specimen certificate for the Registrant's securities is incorporated by reference to Exhibit (4) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on June 28, 1993.

(5)       Management Agreement is incorporated by reference to Exhibit
          (5)(a)of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed August 25, 1994.

(6)(a)    Distribution Agreement is incorporated by reference to Exhibit
          (6)(c) Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on August 25, 1994.

(6)(b)    Forms of Service Agreement are incorporated by reference to
          Exhibit 6(b) and (6)(c) of Post-Effective Amendment No. 4, to the Registration Statement on Form N-1A, filed on August 25, 1994.

(8)(a) Custody Agreement is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on July 26, 1996.

(9) Shareholder Services Plan, as revised, is incorporated by reference to Exhibit (6)(c) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on August 25, 1994.

(10) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on August 25, 1994.

(11)      Consent of Independent Auditors.



(16) Schedules of Computation of Performance Data are incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on January 28, 1994.


(17)      Financial Data Schedule.


Item 24.  Financial Statements and Exhibits. - List (continued)
_______   _____________________________________________________

          Other Exhibits
          ______________

                   (a)  Powers of Attorney of the Directors and officers.


                   (b)  Certificate of Secretary.

Item 25.  Persons Controlled by or under Common Control with Registrant.
_______   ______________________________________________________________

          Not Applicable

Item 26.  Number of Holders of Securities.
_______   ________________________________

            (1)                                   (2)

                                              Number of Record
        Title of Class                      Holders as of August 18, 1997
        ______________                      _____________________________

        Common Stock
        (Par value $.001)                         3,280

Item 27. Indemnification
_______  _______________

        Reference is made to Article SEVENTH of the Registrant's
        Articles of Incorporation filed as Exhibit 1 and to Section 2-418 of the Maryland General Corporation Law. The application of these provisions is limited by Article VIII of the Registrant's By-Laws filed as Exhibit 2 and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

            Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act as is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a

Item 27.    Indemnification (Continued)
_______     _______________

            court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

        Reference is also made to the Distribution Agreement attached as Exhibit (6)(c) of Post-Effective Amendment No. 4 to the
        Registration Statement on Form N-1A, filed on August 25, 1994.

Item 28.   Business and Other Connections of Investment Adviser.
_______    ____________________________________________________

           The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                Other Businesses
_________________           ________________

MANDELL L. BERMAN           Real estate consultant and private investor
Director                         29100 Northwestern Highway, Suite 370
                                 Southfield, Michigan 48034;
                            Past Chairman of the Board of Trustees:
                                 Skillman Foundation;
                            Member of The Board of Vintners Intl.

BURTON C. BORGELT           Chairman Emeritus of the Board and
Director                    Past Chairman, Chief Executive Officer and
                            Director:
                                 Dentsply International, Inc.
                                 570 West College Avenue
                                 York, Pennsylvania 17405;
                            Director:
                                 DeVlieg-Bullard, Inc.
                                 1 Gorham Island
                                 Westport, Connecticut 06880
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***

FRANK V. CAHOUET            Chairman of the Board, President and
Director                    Chief Executive Officer:
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***;
                            Director:
                                 Avery Dennison Corporation
                                 150 North Orange Grove Boulevard
                                 Pasadena, California 91103;
                                 Saint-Gobain Corporation
                                 750 East Swedesford Road
                                 Valley Forge, Pennsylvania 19482;
                                 Teledyne, Inc.
                                 1901 Avenue of the Stars
                                 Los Angeles, California 90067

W. KEITH SMITH              Chairman and Chief Executive Officer:
Chairman of the Board            The Boston Company****;
                            Vice Chairman of the Board:
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***;
                            Director:
                                 Dentsply International, Inc.
                                 570 West College Avenue
                                 York, Pennsylvania 17405

CHRISTOPHER M. CONDRON      Vice Chairman:
President, Chief                 Mellon Bank Corporation***;
Executive Officer,               The Boston Company****;
Chief Operating             Deputy Director:
Officer and a                    Mellon Trust***;
Director                    Chief Executive Officer:
                                 The Boston Company Asset Management,
                                 Inc.****;
                            President:
                                 Boston Safe Deposit and Trust Company****

STEPHEN E. CANTER           Director:
Vice Chairman and                The Dreyfus Trust Company++;
Chief Investment Officer,   Formerly, Chairman and Chief Executive Officer:
and a Director                   Kleinwort Benson Investment Management
                                      Americas Inc.*

LAWRENCE S. KASH            Chairman, President and Chief
Vice Chairman-Distribution  Executive Officer:
and a Director                   The Boston Company Advisors, Inc.
                                 53 State Street
                                 Exchange Place
                                 Boston, Massachusetts 02109;
                            Executive Vice President and Director:
                                 Dreyfus Service Organization, Inc.**;
                            Director:
                                 Dreyfus America Fund+++;
                                 The Dreyfus Consumer Credit Corporation*;
                                 The Dreyfus Trust Company++;
                                 Dreyfus Service Corporation*;
                                 World Balanced Fund++++;
                            President:
                                 The Boston Company****;
                                 Laurel Capital Advisors***;
                                 Boston Group Holdings, Inc.;
                            Executive Vice President:
                                 Mellon Bank, N.A.***;
                                 Boston Safe Deposit and Trust
                                 Company****

WILLIAM T. SANDALLS, JR.    Director:
Senior Vice President and   Dreyfus Partnership Management, Inc.*;
Chief Financial Officer     Seven Six Seven Agency, Inc.*;
                            President and Director:
                                 Lion Management, Inc.*;
                            Executive Vice President and Director:
                                 Dreyfus Service Organization, Inc.*;
                            Vice President, Chief Financial Officer and
                            Director:
                                 Dreyfus America Fund+++;
                                 World Balanced Fund++++;
                            Vice President and Director:
                                 The Dreyfus Consumer Credit Corporation*;
                                 The Truepenny Corporation*;
                            Treasurer, Financial Officer and Director:
                                 The Dreyfus Trust Company++;
                            Treasurer and Director:
                                 Dreyfus Management, Inc.*;
                                 Dreyfus Service Corporation*;
                            Formerly, President and Director:
                                 Sandalls & Co., Inc.

MARK N. JACOBS              Vice President, Secretary and Director:
Vice President,             Secretary:
General Counsel                  The Dreyfus Consumer Credit Corporation*;
and Secretary                    Dreyfus Management, Inc.*;
                            Assistant Secretary:
                                 Dreyfus Service Organization, Inc.**;
                                 Major Trading Corporation*;
                                 The Truepenny Corporation*

PATRICE M. KOZLOWSKI        None
Vice President-
Corporate Communications

MARY BETH LEIBIG            None
Vice President-
Human Resources

JEFFREY N. NACHMAN          President and Director:
Vice President-Mutual Fund       Dreyfus Transfer, Inc.
Accounting                       One American Express Plaza
                                 Providence, Rhode Island 02903

ANDREW S. WASSER            Vice President:
Vice President-Information       Mellon Bank Corporation***
Services

WILLIAM V. HEALEY
Assistant Secretary

                            President:
                                The Truepenny Corporation
                            Vice President and Director:
                                The Dreyfus Consumer Credit Corporation
                            Secretary and Director:
                                Dreyfus Partnership Management Inc.
                            Director:
                                The Dreyfus Trust Company
                            Assistant Secretary:
                                Dreyfus Service Corporation
                                Dreyfus Investment Advisors, Inc.
                            Assistant Clerk:
                                Dreyfus Insurance Agency of Massachusetts,
                                Inc.



______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
*** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
**** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is 69, Route 'd'Esch, L-1470 Luxembourg.
++++ The address of the business so indicated is 69, Route 'd'Esch, L-2953 Luxembourg.





Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

    1)     Comstock Partners Funds, Inc.
    2)     Dreyfus A Bonds Plus, Inc.
    3)     Dreyfus Appreciation Fund, Inc.
    4)     Dreyfus Asset Allocation Fund, Inc.
    5)     Dreyfus Balanced Fund, Inc.
    6)     Dreyfus BASIC GNMA Fund
    7)     Dreyfus BASIC Money Market Fund, Inc.
    8)     Dreyfus BASIC Municipal Fund, Inc.
    9)     Dreyfus BASIC U.S. Government Money Market Fund
    10)    Dreyfus California Intermediate Municipal Bond Fund
    11)    Dreyfus California Tax Exempt Bond Fund, Inc.
    12)    Dreyfus California Tax Exempt Money Market Fund
    13)    Dreyfus Cash Management
    14)    Dreyfus Cash Management Plus, Inc.
    15)    Dreyfus Connecticut Intermediate Municipal Bond Fund
    16)    Dreyfus Connecticut Municipal Money Market Fund, Inc.
    17)    Dreyfus Florida Intermediate Municipal Bond Fund
    18)    Dreyfus Florida Municipal Money Market Fund
    19)    The Dreyfus Fund Incorporated
    20)    Dreyfus Global Bond Fund, Inc.
    21)    Dreyfus Global Growth Fund
    22)    Dreyfus GNMA Fund, Inc.
    23)    Dreyfus Government Cash Management
    24)    Dreyfus Growth and Income Fund, Inc.
    25)    Dreyfus Growth and Value Funds, Inc.
    26)    Dreyfus Growth Opportunity Fund, Inc.
    27)    Dreyfus Income Funds
    28)    Dreyfus Institutional Money Market Fund
    29)    Dreyfus Institutional Short Term Treasury Fund
    30)    Dreyfus Insured Municipal Bond Fund, Inc.
    31)    Dreyfus Intermediate Municipal Bond Fund, Inc.
    32)    Dreyfus International Funds, Inc.
    33)    Dreyfus Investment Grade Bond Funds, Inc.
    34)    The Dreyfus/Laurel Funds, Inc.
    35)    The Dreyfus/Laurel Funds Trust
    36)    The Dreyfus/Laurel Tax-Free Municipal Funds
    37)    Dreyfus LifeTime Portfolios, Inc.
    38)    Dreyfus Liquid Assets, Inc.
    39)    Dreyfus Massachusetts Intermediate Municipal Bond Fund
    40)    Dreyfus Massachusetts Municipal Money Market Fund
    41)    Dreyfus Massachusetts Tax Exempt Bond Fund
    42)    Dreyfus MidCap Index Fund
    43)    Dreyfus Money Market Instruments, Inc.
    44)    Dreyfus Municipal Bond Fund, Inc.
    45)    Dreyfus Municipal Cash Management Plus
    46)    Dreyfus Municipal Money Market Fund, Inc.
    47)    Dreyfus New Jersey Intermediate Municipal Bond Fund
    48)    Dreyfus New Jersey Municipal Bond Fund, Inc.
    49)    Dreyfus New Jersey Municipal Money Market Fund, Inc.
    50)    Dreyfus New Leaders Fund, Inc.
    51)    Dreyfus New York Insured Tax Exempt Bond Fund
    52)    Dreyfus New York Municipal Cash Management
    53)    Dreyfus New York Tax Exempt Bond Fund, Inc.
    54)    Dreyfus New York Tax Exempt Intermediate Bond Fund
    55)    Dreyfus New York Tax Exempt Money Market Fund
    56)    Dreyfus 100% U.S. Treasury Intermediate Term Fund
    57)    Dreyfus 100% U.S. Treasury Long Term Fund
    58)    Dreyfus 100% U.S. Treasury Money Market Fund
    59)    Dreyfus 100% U.S. Treasury Short Term Fund
    60)    Dreyfus Pennsylvania Intermediate Municipal Bond Fund
    61)    Dreyfus Pennsylvania Municipal Money Market Fund
    62)    Dreyfus Premier California Municipal Bond Fund
    63)    Dreyfus Premier Equity Funds, Inc.
    64)    Dreyfus Premier International Growth Fund, Inc.
    65)    Dreyfus Premier GNMA Fund
    66)    Dreyfus Premier Worldwide Growth Fund, Inc.
    67)    Dreyfus Premier Insured Municipal Bond Fund
    68)    Dreyfus Premier Municipal Bond Fund
    69)    Dreyfus Premier New York Municipal Bond Fund
    70)    Dreyfus Premier State Municipal Bond Fund
    71)    Dreyfus Premier Value Fund
    72)    Dreyfus S&P 500 Index Fund
    73)    Dreyfus Short-Intermediate Government Fund
    74)    Dreyfus Short-Intermediate Municipal Bond Fund
    75)    The Dreyfus Socially Responsible Growth Fund, Inc.
    76)    Dreyfus Stock Index Fund, Inc.
    77)    Dreyfus Tax Exempt Cash Management
    78)    The Dreyfus Third Century Fund, Inc.
    79)    Dreyfus Treasury Cash Management
    80)    Dreyfus Treasury Prime Cash Management
    81)    Dreyfus Variable Investment Fund
    82)    Dreyfus Worldwide Dollar Money Market Fund, Inc.
    83)    General California Municipal Bond Fund, Inc.
    84)    General California Municipal Money Market Fund
    85)    General Government Securities Money Market Fund, Inc.
    86)    General Money Market Fund, Inc.
    87)    General Municipal Bond Fund, Inc.
    88)    General Municipal Money Market Fund, Inc.
    89)    General New York Municipal Bond Fund, Inc.
    90)    General New York Municipal Money Market Fund


(b)
                                                            Positions and
Name and principal     Positions and offices with           offices with
business address       the Distributor                      Registrant
__________________     ___________________________          _____________

Marie E. Connolly+     Director, President, Chief           President and
                       Executive Officer and Compliance     Treasurer
                       Officer

Joseph F. Tower, III+  Director, Senior Vice President,     Vice President
                       Tresurer and Chief Financial Officer and Assistant
                                                            Treasurer

Richard W. Ingram      Executive Vice President             Vice President
                                                            and Assistant
                                                            Treasurer

John E. Pelletier+     Senior Vice President, General       Vice President
                       Counsel, Secretary and Clerk         and Secretary

Elizabeth A. Keeley++  Vice President                       Vice President
                                                            and Assistant
                                                            Secretary

Mary A. Nelson+        Vice President                       Vice President
                                                            and Assistant
                                                            Treasurer

Paul Prescott+         Vice President                       None

Jean M. O'Leary+       Assistant Secretary and              None
                       Assistant Clerk

William J. Nutt+       Director                             None




________________________________
 +  Principal business address is 60 State Street, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York 10166.

Item 30.   Location of Accounts and Records
           ________________________________

           1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           2.  Mellon Bank, N.A.
               One Mellon Bank Center
               Pittsburgh, Pennsylvania 15258

           3.  Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           4.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 27th day of August, 1997.

                    DREYFUS ASSET ALLOCATION FUND, INC.


            BY:    /s/   Marie E. Connolly*
                   __________________________________________
                   MARIE E. CONNOLLY, PRESIDENT

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                     Title                           Date
_____________________________   ______________________             ________

/s/Marie E.  Connolly*          President and Treasurer              8/27/97
_____________________________   (Principal Executive, Financial
Marie E. Connolly               and Accounting Officer)


/s/Joseph S. DiMartino*         Chairman of the Board                8/27/97
_____________________________   of Directors
Joseph S. DiMartino


/s/David W. Burke*              Director                             8/27/97
_____________________________
David W. Burke


/s/Lucy Wilson Benson*          Director                             8/27/97
______________________________
Lucy Wilson Benson


/s/Martin D. Fife*              Director                             8/27/97
_____________________________
Martin D. Fife


/s/Whitney I. Gerard*           Director                             8/27/97
_____________________________
Whitney I. Gerard


/s/Robert R. Glauber*           Director                             8/27/97
_____________________________
Robert R. Glauber


/s/Arthur A. Hartman*           Director                             8/27/97
_____________________________
Arthur A. Hartman


/s/George L. Perry*             Director                             8/27/97
_____________________________
George L. Perry


/s/Paul D. Wolfowitz*           Director                             8/27/97
_____________________________
Paul D. Wolfowitz


*BY:     /s/Mark S. Karpe
         __________________________
         Mark S. Karpe,
         Attorney-in-Fact



                              EXHIBIT INDEX


Exhibits

          (11)      Consent of Independent Auditors

          (17)      Financial Data Schedule


OTHER EXHIBITS

          (a)       Powers of attorney

          (b)       Secretary's Certificate